UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K/A
                              (Amendment No. 1)

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   March 28, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


      Delaware                         0-33145              84-1195628
-------------------------------------------------------------------------------
(State of Incorporation)          (Commission File        (IRS Employer
                               	    Number)                Identification No.)

                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                                 (973) 233-1233
                         -----------------------------
                         Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1
---------------

This amendment is being filed to include Exhibit 16.


Item 4.01	Change in Registrant's Certifying Accountant

     On March 28, 2005 Joseph Troche, CPA resigned from his position as Headliners' principal independent accountant.

     Joseph Troche had not, prior to his resignation, rendered any audit report or review opinion with respect to Headliners' financial statements. Joseph Troche did not, at any time prior to his resignation, advise Headliners of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     Headliners and Joseph Troche have not had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Joseph Troche's satisfaction, would have caused Joseph Troche to make reference to the subject matter of the disagreement in connection with his reports on Headliners' financial statements.

     On March 28, 2005, Headliners retained Bagell, Josephs & Company, LLC to audit Headliners' financial statements for the year ended December 31, 2004. At no time during the past two fiscal years or any subsequent period did Headliners consult with Bagell, Josephs & Company regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Headliners' financial statements or any matter of the sort described above with reference to Joseph Troche.


                                 EXHIBITS

16.	Letter from Joseph Troche, CPA.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: April 20, 2005           By:/s/ Eduardo Rodriguez
                                -------------------------------
                                Eduardo Rodriguez
                                Chief Executive Officer